EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________

                                    FORM T-1

                         Statement of Eligibility Under
                      The Trust Indenture Act of 1939 of a
                    Corporation Designated to Act as Trustee
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             _______________________________________________________

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

                   180 East Fifth Street
                    St. Paul, Minnesota                       55101
         ----------------------------------------           ----------
         (Address of principal executive offices)           (Zip Code)

                               Richard H. Prokosch
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-0721
            (Name, address and telephone number of agent for service)

                         Vectren Utility Holdings, Inc.
                    Southern Indiana Gas and Electric Company
                               Indiana Gas Company
                      Vectren Energy Delivery of Ohio, Inc.
                     (Issuer with respect to the Securities)

                 Indiana                                35-2104850
 ---------------------------------------            -------------------
                 Indiana                                35-0672570
 ---------------------------------------            -------------------
             Indiana and Ohio                           35-0793669
 ---------------------------------------            -------------------
                   Ohio                                 35-2107003
 ---------------------------------------            -------------------
     (State or other jurisdiction of                 (I.R.S. Employer
      incorporation or organization)                Identification No.)
 ---------------------------------------            -------------------
         20 N.W Fourth Street
         Evansville, Indiana                              44741
 ---------------------------------------            -------------------
  Address of Principal Executive Offices)               (Zip Code)

                                 Debt Securities
                          Guarantees of Debt Securities
                       (Title of the Indenture Securities)

 ______________________________________________________________________________

                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

               a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller  of  the  Currency
                        Washington, D.C.

               b)   Whether it is authorized to exercise corporate trust powers.

                        Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                        None

Items 3-15     Items  3-15  are  not  applicable  because  to  the  best  of the
               Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

               1.   A copy of the Articles of Association of the Trustee.*

               2. A copy of the certificate of authority of the Trustee to commence business.*

               3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

               4.   A copy of the existing bylaws of the Trustee.*

               5. A copy of each Indenture referred to in Item 4. Not applicable.

               6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

               7. Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.


     o    Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 14th day of March, 2003.


                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ Richard H. Prokosch
                                                ------------------------------
                                                Richard H. Prokosch
                                                Vice President




By: /s/ Julie Eddington
   ----------------------------
   Julie Eddington
    Assistant Vice President

                                    Exhibit 6

                                     CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  March 14, 2003


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Richard H. Prokosch
                                               --------------------------------
                                               Richard H. Prokosch
                                                     Vice President




By: /s/ Julie Eddington
   ---------------------------
    Julie Eddington
    Assistant Vice President

                                    Exhibit 7
                         U.S. Bank National Association
                        Statement of Financial Condition
                                As of 12/31/2002

                                    ($000's)

                                                            12/31/2002
                                                           ------------
Assets
     Cash and Due From Depository Institutions              $10,868,204
     Federal Reserve Stock                                            0
     Securities                                              28,139,801
     Federal Funds                                              873,395
     Loans & Lease Financing Receivables                    116,078,132
     Fixed Assets                                             1,389,233
     Intangible Assets                                        9,218,064
     Other Assets                                             9,482,963
                                                           ------------
         Total Assets                                      $176,049,792

Liabilities
     Deposits                                              $121,684,914
     Fed Funds                                                5,858,510
     Treasury Demand Notes                                            0
     Trading Liabilities                                        402,464
     Other Borrowed Money                                    17,397,658
     Acceptances                                                148,979
     Subordinated Notes and Debentures                        5,696,532
     Other Liabilities                                        5,200,399
                                                           ------------
     Total Liabilities                                     $156,389,456

Equity
     Minority Interest in Subsidiaries                         $992,867
     Common and Preferred Stock                                  18,200
     Surplus                                                 11,314,669
     Undivided Profits                                        7,334,600
                                                           ------------
         Total Equity Capital                               $19,660,336

Total Liabilities and Equity Capital                       $176,049,792



To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By: /s/ Richard H. Prokosch
   ---------------------------
    Vice President

Date:  March 14, 2003